                                                                    EXHIBIT 99.2

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2004-BC4

                              ABS NEW TRANSACTION

                            COMPUTATIONAL MATERIALS

                           $750,000,000 (APPROXIMATE)
                  SPECIALTY UNDERWRITING & RESIDENTIAL FINANCE
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                SERIES 2004-BC4

                                  [SURF LOGO]

                          LITTON LOAN SERVICING, L.P.
                                    SERVICER

                             J.P. MORGAN CHASE BANK
                                    TRUSTEE

                                NOVEMBER 5, 2004

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Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2004-BC4

The attached tables and other statistical analyses (the "Computational Materials") are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities or any of its affiliates. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials, which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive information on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

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Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                                                             1                 2                 3                 4
                                                      ---------------   ---------------   ---------------   ---------------
                               RATES                     Forward            Forward           Forward           Forward
                               SPEED   %Rabo vector         75%              100%               135%               75%
                    DEFAULT SEVERITY                        35%               35%                35%               55%
                 DEFAULT P&I ADVANCE                   100% Advance      100% Advance      100% Advance      100% Advance
                DEFAULT RECOVERY LAG      Months            12                12                 12                12
                            TRIGGERS                       Fail              Fail               Fail              Fail
                        CLEANUP CALL                    To Maturity       To Maturity       To Maturity       To Maturity
                     DEFAULT BALANCE   Capped at      Current Balance   Current Balance   Current Balance   Current Balance
                     CPR = CDR + CRR     prepay
                           CPR = CRR   PSA standard      CPR = CRR         CPR = CRR         CPR = CRR         CPR = CRR
------------------------------------   ------------   ---------------   ---------------   ---------------   ---------------
                 INITIAL
                  BOND       SUB-
CLASS   RATINGS   SIZE    ORDINATION
------------------------------------
  A       AAA     86.85     13.75             CDR
                                       CummLosses

 M1       AA       8.65     5.10              CDR
                                       CummLosses

 M2        A       2.50     2.60              CDR
                                       CummLosses

 M3        A-      0.50     2.10              CDR
                                       CummLosses

 B1      BBB+      0.50     1.60              CDR
                                       CummLosses

 B2      BBB       0.50     1.10              CDR               7.616             6.988             6.198             4.871
                                       CummLosses                9.01%             6.61%             4.46%             9.85%

 B3      BBB-      0.50     0.60              CDR               7.367             6.617             5.610             4.736
                                       CummLosses                8.78%             6.31%             4.07%             9.62%

 B4       BB+         -     0.60              CDR                   -                 -                 -                 -
                                       CummLosses

                      -     0.60              CDR                   -                 -                 -                 -
                                       CummLosses

 OC                   -     0.60                                    -                 -                 -                 -

                                                            5                  6                  7                   8
                                                      ---------------   ---------------   -----------------   -----------------
                                                                                            Static for 12       Static for 12
                                                                                                mths,               mths,
                               RATES                     Forward            Forward       then spike 400bps   then spike 400bps
                               SPEED   %Rabo vector        100%              135%               75%                 100%
                    DEFAULT SEVERITY                        55%               55%               35%                  35%
                 DEFAULT P&I ADVANCE                   100% Advance      100% Advance       100% Advance        100% Advance
                DEFAULT RECOVERY LAG      Months            12                12                12                   12
                            TRIGGERS                        Fail             Fail              Fail                 Fail
                        CLEANUP CALL                    To Maturity       To Maturity        To Maturity         To Maturity
                     DEFAULT BALANCE   Capped at      Current Balance   Current Balance    Current Balance     Current Balance
                     CPR = CDR + CRR     prepay
                           CPR = CRR   PSA standard      CPR = CRR         CPR = CRR          CPR = CRR          CPR = CRR
------------------------------------   ------------   ---------------   ---------------   -----------------   -----------------
                 INITIAL
                  BOND       SUB-
CLASS   RATINGS   SIZE    ORDINATION
------------------------------------
  A       AAA     86.85     13.75             CDR
                                       CummLosses

 M1       AA       8.65      5.10             CDR
                                       CummLosses

 M2        A       2.50      2.60             CDR
                                       CummLosses

 M3        A-      0.50      2.10             CDR
                                       CummLosses

 B1      BBB+      0.50      1.60             CDR
                                       CummLosses

 B2      BBB       0.50      1.10             CDR               4.452             3.928               6.587               5.562
                                       CummLosses                7.02%             4.60%               8.05%               5.44%

 B3      BBB-      0.50      0.60             CDR               4.237             3.576               6.201               5.081
                                       CummLosses                6.71%             4.21%               7.67%               5.03%

 B4       BB+         -      0.60             CDR                   -                 -                   -                   -
                                       CummLosses

                      -      0.60             CDR                   -                 -                   -                   -
                                       CummLosses
------------------------------------   ------------   ---------------   ---------------   -----------------   -----------------
 OC                   -      0.60                                   -                 -                   -                   -

                                                              9                  10                   11                 12
                                                      -----------------   -----------------   -----------------   -----------------
                                                        Static for 12       Static for 12       Static for 12       Static for 12
                                                             mths,               mths,              mths,               mths,
                               RATES                  then spike 400bps   then spike 400bps   then spike 400bps   then spike 400bps
                               SPEED   %Rabo vector          135%                75%                100%                135%
                    DEFAULT SEVERITY                          35%                55%                 55%                 55%
                 DEFAULT P&I ADVANCE                    100% Advance        100% Advance        100% Advance        100% Advance
                DEFAULT RECOVERY LAG      Months              12                 12                  12                  12
                            TRIGGERS                         Fail               Fail                Fail                Fail
                        CLEANUP CALL                     To Maturity         To Maturity        To Maturity         To Maturity
                     DEFAULT BALANCE   Capped at       Current Balance     Current Balance     Current Balance     Current Balance
                     CPR = CDR + CRR     prepay
                           CPR = CRR   PSA standard       CPR = CRR           CPR = CRR          CPR = CRR           CPR = CRR
------------------------------------   ------------   -----------------   -----------------   -----------------   -----------------
                 INITIAL
                  BOND       SUB-
CLASS   RATINGS   SIZE    ORDINATION
------------------------------------
  A       AAA     86.85     13.75             CDR
                                       CummLosses

 M1       AA       8.65     5.10              CDR
                                       CummLosses

 M2        A       2.50     2.60              CDR
                                       CummLosses

 M3        A-      0.50     2.10              CDR
                                       CummLosses

 B1      BBB+      0.50     1.60              CDR
                                       CummLosses

 B2      BBB       0.50     1.10              CDR                 4.075               4.306               3.619               2.630
                                       CummLosses                  3.03%               8.88%               5.83%               3.15%

 B3      BBB-      0.50     0.60              CDR                 3.535               4.070               3.309               2.287
                                       CummLosses                  2.65%               8.46%               5.37%               2.75%

 B4       BB+         -     0.60              CDR                     -                   -                   -                   -
                                       CummLosses

                      -     0.60              CDR                     -                   -                   -                   -
                                       CummLosses

 OC                   -     0.60                                      -                   -                   -                   -